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                                                                       EXHIBIT 6

                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO-GP, Inc., Apartment Investment and Management Company, ORP Acquisition Partners, Acquisition Limited Partnership, ORP Acquisition, Inc., Oxford Realty Financial Group, Inc., AIMCO/Bethesda Holdings, Inc. and AIMCO/Bethesda Holdings Acquisitions, Inc. agree that the Amendment No. 9 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: August 30, 2001
                                       AIMCO PROPERTIES, L.P.

                                       By: AIMCO-GP, INC.
                                           (General Partner)

                                       By: /s/ Patrick J. Foye
                                          --------------------------------------
                                          Executive Vice President


                                       AIMCO-GP, INC.

                                       By: /s/ Patrick J. Foye
                                          --------------------------------------
                                          Executive Vice President


                                       APARTMENT INVESTMENT AND MANAGEMENT
                                       COMPANY

                                       By: /s/ Patrick J. Foye
                                          --------------------------------------
                                          Executive Vice President


                                       AIMCO/BETHESDA HOLDINGS ACQUISITIONS,
                                       INC.

                                       By: /s/ Patrick J. Foye
                                          --------------------------------------
                                          Executive Vice President



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                                       AIMCO BETHESDA HOLDINGS, INC.

                                       By: /s/ Patrick J. Foye
                                          --------------------------------------
                                          Executive Vice President


                                       ACQUISITION LIMITED PARTNERSHIP

                                       By: ORP Acquisition, Inc.
                                           Its General Partner

                                       By: /s/ Patrick J. Foye
                                          --------------------------------------
                                          Executive Vice President


                                       ORP ACQUISITION, INC.

                                       By: /s/ Patrick J. Foye
                                          --------------------------------------
                                          Executive Vice President


                                       OXFORD REALTY FINANCIAL GROUP, INC.

                                       By: /s/ Patrick J. Foye
                                          --------------------------------------
                                          Executive Vice President


                                       ORP ACQUISITION PARTNERS, L.P.

                                       By: ORP Acquisition, Inc.
                                           Its General Partner

                                       By: /s/ Patrick J. Foye
                                          --------------------------------------
                                          Executive Vice President